UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 30, 2009

Serena Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25285	94-2669809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Seaport Boulevard Redwood City, California	94063-5587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 2, 2009, Serena Software, Inc. (“Serena”) announced the resignation of Jeremy Burton as Serena’s President and Chief Executive Officer and as a director of Serena’s board of directors, effective as of October 30, 2009.

(c) On November 2, 2009, Serena announced the appointment of John Nugent as Serena’s President and Chief Executive Officer, effective as of November 2, 2009. Mr. Nugent is expected to be nominated and elected as a director of Serena’s board of directors pursuant to the terms of the Stockholders Agreement dated March 10, 2006, which is filed as Exhibit 10.1 to this current report and incorporated herein by reference.

Prior to joining Serena, Mr. Nugent, 53 years old, held various executive management positions at SAP AG from March 2003 to August 2008, including Executive Vice President, Worldwide Operations of SAP Business Objects, Chief Operating Officer, Americas, Asia and Japan, and Executive Vice President of Sales and Operations, United States. From April 1986 to March 2003, Mr. Nugent held senior sales management positions with Oracle Corporation, including Senior Vice President, East Sales, Senior Vice President, General Business and Vice President, Sales. Prior to Oracle Corporation, Mr. Nugent held sales and marketing positions with Software International, a provider of mainframe application software.

Serena’s employment agreement with Mr. Nugent provides that Mr. Nugent will be paid an annual base salary of $550,000, payable in equal installments on a semi-monthly basis. In addition, Mr. Nugent will be eligible to receive an annual cash incentive bonus based on a target bonus of 100% of his annual base salary. For the fiscal year ending January 31, 2010, the annual cash incentive plan is structured to provide for a bonus payout of 200% of the target bonus at 115% achievement of Serena’s annual EBITA target, a bonus payout of 100% of the target bonus at 100% achievement of Serena’s annual EBITA target and a bonus payout of 25% of the target bonus at 85% achievement of Serena’s annual EBITA target. No annual cash incentive bonus will be payable for less than 85% achievement of Serena’s annual EBITA target. The bonus payout for the current fiscal year will be determined by Serena’s board of directors after the end of the fiscal year and prorated based on Mr. Nugent’s period of service during the fiscal year. The annual cash incentive bonus is subject to the terms of Serena’s FY10 Executive Annual Incentive Compensation Plan, which is filed as Exhibit 10.2 to this current report and incorporated herein by reference. Mr. Nugent will be required to relocate to the area of Serena’s corporate headquarters located in Redwood City, California, and will be entitled to reimbursement of up to $65,000 of eligible relocation and temporary living expenses in connection with his relocation. Mr. Nugent will also be eligible to participate in Serena’s standard employee benefits plans, including vacation, health care, life insurance and 401(k) plan.

Subject to approval by Serena’s board of directors, Mr. Nugent will be granted (i) an option to purchase 2,500,000 shares of Serena’s common stock under Serena’s Amended and Restated 2006 Stock Incentive Plan (“Stock Plan”), of which 65% (1,625,000 shares) will be performance-based options and 35% (875,000 shares) will be time-based options pursuant to the terms of Serena’s standard form of Time and Performance Option Agreement; and (ii) 400,000 restricted stock units under the Stock Plan pursuant to the terms of Serena’s standard form of Restricted Stock Unit Agreement. The exercise price of the stock options will be equal to the fair market value of Serena’s common stock on the date of grant, as determined by Serena’s board of directors. Vesting of the performance-based options and time-based options is described in the Time and Performance Option Agreement, and vesting of the restricted stock units is described in the Restricted Stock Unit Agreement. The Stock Plan and the forms of Time and Performance Option Agreement and Restricted Stock Unit Agreement are filed as Exhibits 10.3, 10.4 and 10.5, respectively, to this current report and incorporated herein by reference.

In the event Mr. Nugent’s employment is terminated by Serena without cause or by Mr. Nugent for good reason within the first 12 months of his employment with Serena, Mr. Nugent will be entitled to the following severance benefits: (i) continuation of his base salary for a period of 12 months following the termination of his employment, payable over such period in accordance with Serena’s usual and customary payroll practices, provided that the first payment will be made on the fiftieth day following termination of employment and will include any amounts that would otherwise have been due prior to such fiftieth day; (ii) payment of an amount equal to Mr. Nugent’s annual target bonus, payable on the later of February 15th immediately following the end of such fiscal year or the fiftieth day following termination of employment; and (iii) continuation of health coverage benefits through the reimbursement of premiums under COBRA for a period of 12 months following termination of employment. These severance benefits will be contingent upon Mr. Nugent’s execution, within 45 days following the termination of employment, of a customary release of claims in favor of Serena and its affiliates and compliance with certain restrictive covenants, including customary non-solicitation and non-competition covenants covering the duration of the salary continuation period and customary non-disparagement arrangements of unlimited duration. The definitions of “cause” and “good reason” are set forth in the Stock Plan.

In the event that Mr. Nugent’s employment is terminated as a result of a termination without cause or by Mr. Nugent for good reason within 12 months following a change in control of Serena, Mr. Nugent will be entitled to the following severance benefits: (i) continuation of his base salary for a period of 12 months following the termination of employment; (ii) payment of his annual target bonus plus a prorated portion of his annual target bonus for the period of service during the fiscal year in which the termination of employment occurs; and (iii) continuation of his health coverage through the reimbursement of premiums under COBRA for a period of 12 months following the termination of employment. The severance benefits will be contingent upon Mr. Nugent’s execution, within 45 days following the termination of employment, of a release of claims and compliance with certain restrictive covenants, including limited transition services and non-disparagement, non-competition and non-solicitation arrangements covering the duration of the salary continuation period. The foregoing is subject to Mr. Nugent’s execution of Serena’s standard form of change in control agreement, which is filed as Exhibit 10.6 to this current report and incorporated herein by reference. The definitions of “change in control,” “cause” and “good reason” are set forth in the standard form of change in control agreement. The change in control arrangements applicable to the stock options and restrictive stock units to be granted to Mr. Nugent are set forth in the Time and Performance Option Agreement, Restricted Stock Unit Agreement and Stock Plan.

(e) In connection with the termination of Mr. Burton’s employment with Serena, Serena and Mr. Burton entered into a separation agreement providing for the payment of severance and the provision of certain benefits to Mr. Burton in exchange for a general release of claims against Serena and its affiliates. The separation agreement provides for severance benefits consisting of (i) the continuation of Mr. Burton’s base salary for a period of 12 months following the termination of employment, payable in equal installments over such period in accordance with Serena’s customary payroll practices, provided that the first payment will be made on the thirty-first day following termination of employment and will include amounts that would have otherwise been payable prior to such thirty-first day; (ii) COBRA continuation of his existing health coverage for a period of six (6) months following the termination of employment, at no cost to Mr. Burton, and (iii) an amount representing one-half of Mr. Burton’s annual target bonus under Serena’s FY 2010 Executive Annual Incentive Plan, payable on the thirty-first day following termination of employment. Mr. Burton executed a general release of all claims in favor of Serena and its affiliates and agreed to comply with certain restrictive covenants, including confidentiality and non-disparagement covenants of unlimited duration, a non-solicitation covenant limited to a period of one year and a non-competition covenant limited to the duration of his salary continuation period. Mr. Burton also agreed to the cancellation of all of his vested stock options as of the termination of employment.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1	Stockholders Agreement by and among Spyglass Merger Corp., Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C., Serena Co-Invest Partners, L.P., Integral Capital Partners VII, L.P., Douglas D. Troxel Living Trust, Change Happens Foundation and Douglas D. Troxel dated as of March 10, 2006 (incorporated by reference to Exhibit 22 to the amended Schedule 13D (File No. 005-58055) filed by Silver Lake Partners II, L.P., with the Securities and Exchange Commission on March 16, 2006)

Exhibit 10.2*	FY10 Executive Annual Incentive Plan (incorporated by reference to Exhibit 10.26 to the registrant’s annual report on Form 10-K (File No. 000-25285) filed by registrant with the Securities and Exchange Commission on May 1, 2009)

Exhibit 10.3*	Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the Securities and Exchange Commission on September 24, 2009)

Exhibit 10.4*	Form of Time and Performance Option Agreement under Amended and Restated 2006 Stock Incentive Plan

Exhibit 10.5*	Form of Restricted Stock Unit Agreement under Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the Securities and Exchange Commission on September 24, 2009)

Exhibit 10.6*	Form of Change in Control Agreement (incorporated by reference to Exhibit 10.18 to the registrant’s annual report on Form 10-K (File No. 000-25285) filed by registrant with the Securities and Exchange Commission on April 30, 2007), as modified by Form of Amendment No. 1 to Change in Control Agreement (incorporated by reference to Exhibit 10.23 to the registrant’s annual report on Form 10-K (File No. 000-25285) filed by registrant with the Securities and Exchange Commission on May 1, 2009)

Exhibit 99.1	Press release of Serena Software, Inc., dated November 2, 2009

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ EDWARD MALYSZ
Name:	Edward F. Malysz
Title:	Senior Vice President, General Counsel

Date: November 5, 2009

EXHIBIT INDEX

Exhibit 10.1	Stockholders Agreement by and among Spyglass Merger Corp., Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C., Serena Co-Invest Partners, L.P., Integral Capital Partners VII, L.P., Douglas D. Troxel Living Trust, Change Happens Foundation and Douglas D. Troxel dated as of March 10, 2006 (incorporated by reference to Exhibit 22 to the amended Schedule 13D (File No. 005-58055) filed by Silver Lake Partners II, L.P., with the Securities and Exchange Commission on March 16, 2006)

Exhibit 10.2*	FY10 Executive Annual Incentive Plan (incorporated by reference to Exhibit 10.26 to the registrant’s annual report on Form 10-K (File No. 000-25285) filed by registrant with the Securities and Exchange Commission on May 1, 2009)

Exhibit 10.3*	Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the Securities and Exchange Commission on September 24, 2009)

Exhibit 10.4*	Form of Time and Performance Option Agreement under Amended and Restated 2006 Stock Incentive Plan

Exhibit 10.5*	Form of Restricted Stock Unit Agreement under Amended and Restated 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s current report on Form 8-K (File No. 000-25285) filed by registrant with the Securities and Exchange Commission on September 24, 2009)

Exhibit 10.6*	Form of Change in Control Agreement (incorporated by reference to Exhibit 10.18 to the registrant’s annual report on Form 10-K (File No. 000-25285) filed by registrant with the Securities and Exchange Commission on April 30, 2007), as modified by Form of Amendment No. 1 to Change in Control Agreement (incorporated by reference to Exhibit 10.23 to the registrant’s annual report on Form 10-K (File No. 000-25285) filed by registrant with the Securities and Exchange Commission on May 1, 2009)

Exhibit 99.1	Press release of Serena Software, Inc., dated November 2, 2009

*	Indicates a management contract or compensatory plan or arrangement.